Exhibit 10.10.5

FIFTH AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT

This Fifth Amendment (this “Fifth Amendment”), effective as of December 31, 2019 (“EFFECTIVE DATE”), amends the Exclusive Patent License Agreement, effective March 14, 2006, as amended by the First Amendment to Exclusive Patent License Agreement, effective as of February 25, 2011, the Second Amendment to Exclusive Patent License Agreement, effective as of April 24, 2014, the Third Amendment to Exclusive Patent License Agreement, dated as of June 26, 2015, and the Fourth Amendment to Exclusive Patent License Agreement, effective as of January 2, 2018 (as so amended, the “Agreement”), between Duke University, a nonprofit educational and research institution organized under the laws of North Carolina (“DUKE”) having its principal office in Durham, North Carolina 27708, and Humacyte, Inc., a corporation organized under the laws of Delaware (“COMPANY”) with its corporate headquarters and principal office at 2525 East NC Highway 54, Durham, NC 27713. All capitalized terms used herein but not otherwise defined herein shall have the meanings set forth for such terms in the Agreement.

WHEREAS, COMPANY has been engaged in good faith and reasonable commercial efforts to commercialize the PATENT RIGHTS and develop, register, market and sell LICENSED PRODUCTS, and desires to effect an amendment to the DUE DILIGENCE SCHEDULE.

WHEREAS, the Agreement requires that any change or modification to the Agreement and the DUE DILIGENCE SCHEDULE be set forth in a written instrument executed by both DUKE and COMPANY.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and in the Agreement, the parties hereby agree as follows:

1. The obligation described in the last bullet of the DUE DILIGENCE SCHEDULE is hereby deleted in its entirety and replaced with the following:

●	[***]

2. The first sentence of Section 2.02 of the Agreement is hereby deleted in its entirety and replaced with the following:

DUKE hereby grants to COMPANY and COMPANY hereby accepts from DUKE, subject to the terms and conditions of this AGREEMENT, a non- exclusive license to COMPANY and COMPANY AFFILIATES to DUKE’s rights in KNOW-HOW to use and practice the KNOW-HOW to develop, make, have made, use, market, import, export, lease, offer for sale, sell, and distribute LICENSED PRODUCTS in and with applications in the FIELD OF USE, and LICENSED SERVICES for use in the FIELD OF USE in the TERRITORY (“KNOW-HOW LICENSE”) up to and including four (4) years after the First Commercial Sale of a LICENSED PRODUCT or LICENSED SERVICE. First Commercial Sale is defined as the first sale through a bona fide arm’s length transaction of any LICENSED PRODUCT or LICENSED SERVICE by COMPANY or COMPANY AFFILIATE excluding the Sale of a LICENSED PRODUCT or LICENSED SERVICE for use in trials, as a sample, or that is of temporary availability (“First Commercial Sale”).

3. Section 3.01 (b) of the Agreement is hereby deleted and replaced with following:

Royalty on NET SALES of LICENSED PRODUCTS and LICENSED SERVICES. At the times and in the manner set forth hereafter, COMPANY will pay royalties to DUKE on the sale of LICENSED PRODUCTS and LICENSED SERVICES by COMPANY, COMPANY AFFILIATES, and/or SUBLICENSEES to the extent that the manufacture, use, lease, sale, import, export, performance, and/or provision of each such LICENSED PRODUCT and/or LICENSED SERVICE is covered or claimed under the claims of one or more VALID CLAIMS, or such LICENSED PRODUCT and/or LICENSED SERVICE incorporates KNOW-HOW. The running royalty rate for NET SALES of LICENSED PRODUCTS and/or LICENSED SERVICES sold, leased, performed, and/or provided by the COMPANY, COMPANY AFFILIATES and/or SUBLICENSEES (“RUNNING ROYALTY RATE”) shall be [***] percent ([***]%) until the last to expire of the VALID CLAIMS and thereafter shall remain [***] percent ([***]%) for the remainder of the term of the KNOW-HOW LICENSE.

4. Section 3.01 (d) of the Agreement is hereby deleted and replaced with the following:

Expiration of Royalty Obligations. The obligation to pay RUNNING ROYALTIES and SUBLICENSE REVENUE ROYALTIES will expire, on a product-by-product and service-by-service basis, upon the latter of (i) the last to expire of the patents included in the PATENT RIGHTS or (ii) the expiration of the term of the KNOW-HOW LICENSE (“ROYALTY TERM”).

5. Section 10.01 of the Agreement is hereby deleted and replaced with the following:

Term. This AGREEMENT shall become effective upon the EFFECTIVE DATE, and shall remain in full force and effect until the earlier to occur of (i) a TERMINATION EVENT, or (ii) the expiration of the ROYALTY TERM.

6. Section 12.01 of the Agreement is hereby amended to revise the contact information for purposes of the delivery of notices to COMPANY and DUKE pursuant to the Agreement as follows:

COMPANY:

For delivery via the U.S. Postal Service:

Humacyte, Inc.

2525 East NC Highway 54

Durham, North Carolina 27713-2201

Attention: Douglas Blankenship, Chief Financial Officer

cc: (if of a legal nature, which such copy shall not constitute notice in the case of COMPANY)

Covington & Burling LLP

One CityCenter

850 Tenth Street, NW

Washington, DC 20001

Attention: Kerry Burke

DUKE:

DUKE UNIVERSITY Office of Licensing & Ventures

2812 Erwin Road, Suite 406

Durham, NC 27708

Attn: [***]

For delivery via electronic mail

[***]
Subject: [***]

7. In consideration for this Fifth Amendment, COMPANY shall pay a one- time fee of [***] Dollars ($[***]) due upon the EFFECTIVE DATE. Such fee shall be non-refundable and non-creditable against any future payments or royalties due to DUKE.

8. Upon the EFFECTIVE DATE, each reference in the Agreement to (i) “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Agreement as amended hereby, and (ii) to the “DUE DILIGENCE SCHEDULE” shall mean and be a reference to the DUE DILIGENCE SCHEDULE as amended hereby.

9. All terms, conditions and provisions of the Agreement not expressly amended, modified or deleted by this Fifth Amendment shall continue in full force and effect and are hereby ratified by the parties. This Fifth Amendment is binding on and inures to the benefit of the parties and their permitted heirs, successors and assigns.

10.  The Agreement, together with any exhibits and appendices affixed thereto, all as modified by this Fifth Amendment, constitutes the entire and exclusive agreement between DUKE and COMPANY with respect to the subject matters hereof and thereof.

11. This Fifth Amendment shall be construed as having been entered into in the State of North Carolina and shall be interpreted in accordance with and its performance governed by the laws of the State of North Carolina, without regard to any choice-of-law or conflict-of-law provision that would dictate the application of the law of another jurisdiction.

12. This Fifth Amendment may be executed in multiple counterparts, all of which shall be considered one and the same agreement, and shall become effective when each party hereto shall have received counterparts hereof signed by each of the other parties hereto. If any signature is delivered by facsimile transmission or by PDF, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signature is executed) with the same force and effect as if such facsimile or PDF signature were an original thereof.

(Signature Page Follows)

(Signature Page to Fifth Amendment to Exclusive Patent License Agreement)

IN WITNESS WHEREOF, the parties have duly executed this Fifth Amendment as of the date first written above.

DUKE UNIVERSITY		HUMACYTE, INC.

By:	/s/ Robin L. Rasor	By:	/s/ Douglas Blankenship
Name:	Robin L. Rasor	Name:	Douglas Blankenship
Title:	Executive Director, Office of Licensing Ventures	Title:	Chief Financial Officer

5